Exhibit 24.01
                                       _______________

                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a managing director or both of P.T. ALatieF
Freeport Company Finance B.V. ("AFIC-BV"), does hereby make, constitute, and appoint RENE L. LATIOLAIS, ROBERT M. WOHLEBER and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of AFIC-BV, a Netherlands corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ John G. Amato
                       _____________________________
                       John G. Amato






                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a managing director or both of P.T. ALatieF
Freeport Company Finance B.V. ("AFIC-BV"), does hereby make, constitute, and appoint JOHN G. AMATO, ROBERT M.
WOHLEBER and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of AFIC-BV, a Netherlands corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Rene L. Latiolais
                       _____________________________
                       Rene L. Latiolais





                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a managing director or both of P.T. ALatieF
Freeport Company Finance B.V. ("AFIC-BV"), does hereby make, constitute, and appoint RENE L. LATIOLAIS, JOHN
G. AMATO and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of AFIC-BV, a Netherlands corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Henry A. Miller
                       _____________________________
                       Henry A. Miller





                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a managing director or both of P.T. ALatieF
Freeport Company Finance B.V. ("AFIC-BV"), does hereby make, constitute, and appoint RENE L. LATIOLAIS, JOHN
G. AMATO and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of AFIC-BV, a Netherlands corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Robert M. Wohleber
                       _____________________________
                       Robert M. Wohleber




                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Leland O. Erdahl
                       _____________________________
                       Leland O. Erdahl




                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 7th day of February, 1994.



                         /s/ Ronald Grossman
                       _____________________________
                       Ronald Grossman





                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Stephen M. Jones
                       _____________________________
                       Stephen M. Jones




                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Rene L. Latiolais
                       _____________________________
                       Rene L. Latiolais





                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, JOHN G. AMATO and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ George A. Mealey
                       _____________________________
                       George A. Mealey





                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ James R. Moffett
                       _____________________________
                       James R. Moffett






                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Wolfgang F. Siegel
                       _____________________________
                       Wolfgang F. Siegel






                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Elwin E. Smith
                       _____________________________
                       Elwin E. Smith






                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ Eiji Umene
                       _____________________________
                       Eiji Umene




                   POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, GEORGE A. MEALEY, JOHN G. AMATO and MICHAEL C.
KILANOWSKI, JR., and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of him and in his name and in his capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities
Act of 1933, as amended, of a guaranty with respect to the debt securities and of other securities, if any, into which such debt securities may be converted or exchanged, of P.T. ALatieF Freeport Finance Company
B.V. and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 8th day of February, 1994.



                         /s/ C. Donald Whitmire
                       _____________________________
                       C. Donald Whitmire